Financial Instruments And Financial Risk Management	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Financial Instruments And Financial Risk Management
NOTE 20. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT

Financial Instruments
The Company’s financial instruments are held at amortized cost (adjusted for impairments or expected credit losses, as applicable) or FVTPL. The carrying values of financial instruments held at amortized cost approximate their fair values as of December 31, 2020 and 2019 due to their nature and relatively short maturity date. Financial assets and liabilities with embedded derivative features are carried at FVTPL.

Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs to fair value measurements. The three levels of hierarchy are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

•	Level 3 – Inputs for the asset or liability that are not based on observable market data.
There have been no transfers between fair value levels valuing these assets during the year.
The following tables summarize the Company’s financial instruments as of December 31, 2020 and 2019:

	2020
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$136,339	$—	$—	$—	$136,339
Restricted cash 1	4,435	—	—	—	4,435
Accounts receivable, net	29,266	—	—	—	29,266
Loans receivable, short-term	921	—	2,237	(720)	2,438
Loans receivable, long-term	1,204	—	—	20,020	21,224
Investments 2	3,192	—	1,049	119	4,360
Security deposits	3,558	—	—	—	3,558
Financial Liabilities:
Accounts payable and other accrued expenses	$86,326	$—	$—	$—	$86,326
Short-term borrowings	15,046	—	—	—	15,046
Current portion of lease liabilities	24,742	—	—	—	24,742
Deferred consideration, contingent consideration and other payables	—	22	—	19,093	19,115
Derivative liabilities, long-term	—	—	30,129	—	30,129
Lease liabilities	145,320	—	—	—	145,320
Deferred consideration and contingent consideration	—	—	—	7,247	7,247
Long-term notes payable and loans payable	169,475	—	—	—	169,475

1	Restricted cash balances include various escrow accounts related to investments, acquisitions, facility requirements and building improvements.
2	Investment balances in the amortized cost column represent equity method investments.

	2019
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$49,102	$—	$—	$—	$49,102
Restricted cash 1	5,050	—	—	—	5,050
Accounts receivable, net	16,455	—	—	—	16,455
Loans receivable, short-term	644	—	—	—	644
Loans receivable, long-term	390	—	18,243	—	18,633
Investments	—	—	1,210	68	1,278
Security deposits	1,084	—	—	—	1,084
Financial Liabilities:
Accounts payable and other accrued expenses	$62,834	$—	$—	$—	$62,834
Current portion of lease liabilities	12,019	—	—	—	12,019
Deferred consideration, contingent consideration and other payables	49,451	339	—	10,150	59,940
Derivative liabilities, short-term	—	—	178	—	178
Derivative liabilities, long-term	—	—	15,243	—	15,243
Lease liabilities	82,856	—	—	—	82,856
Deferred consideration and contingent consideration	—	—	—	21,901	21,901
Long-term notes payable and loans payable	550	—	—	—	550

1 Restricted	cash balances include various escrow accounts related to investments, acquisitions and facility licensing requirements.

(a)	Loans receivable, short-term
The following is a summary of Loans receivable, short-term balances and IFRS 9 classifications (discussed further below) as of December 31, 2020 and 2019:

($ in thousands)	IFRS 9 classification	2020	2019
Short-term loans receivable - Lighthouse	FVTPL	$1,517	$—
Interest receivable	Amortized cost	921	644

Total Loans receivable, short-term		$2,438	$644

(i)	Lighthouse Loan
On August 12, 2019, the Company issued a secured convertible promissory note that is convertible, at the Company’s discretion, into additional membership units approximating 1% ownership of the parent company of Lighthouse. At inception, the loan had a maturity of 18 months. This loan is measured at FVTPL and as of December 31, 2020, this loan had a fair value of $1.5 million. As of December 31, 2019, this loan had a fair value of $2.2 million and was classified as Loans receivable, long-term. See Note 8 for discussion of the Company’s investment in Lighthouse
Expected Credit Loss
The Company calculates ECLs for Loans receivable, short-term by considering cash shortfalls on a discounted basis it would incur in various default scenarios for prescribed future periods and multiplying the shortfalls by the probability of each scenario occurring, which is determined through the exercise of judgment. The Company recognized impairment losses of $0.7 million and $nil during the years ended December 31, 2020 and 2019, respectively, on Loans receivable, short-term.

(b)	Loans receivable, long-term

($ in thousands)	IFRS 9 classification	2020	2019
Long-term loans receivable - Verdant	FVTPL	$20,020	$16,007
Long-term loans receivable - Lighthouse	FVTPL	—	2,236
Long-term loans receivable - Other	Amortized cost	367	390
Interest receivable	Amortized cost	837	—

Total Loans receivable, long-term		$21,224	$18,633

(i)	Verdant Loan
The Company entered into certain loan arrangements with Verdant Creations, LLC that contained embedded derivatives comprised of a call and put option and a stated interest rate of 5.25%. Settlement of the instruments varies based on contingent events and returns are not fixed. As such, the Company records this loan receivable at FVTPL. Each period, the loan is measured using a probability-weighting analysis of expected outcomes, which utilizes Level 3 inputs. The inputs included market rates ranging from 1.7% to 17.4%, a risk-free rate of 0.1% and expected settlement timing of less than 12 months. Refer to Note 25 for additional information regarding the acquisition of Verdant Creations, LLC. Changes in Level 3 inputs and assumptions utilized resulted in a fair value gain of $0.9 million and $2.0 million for the year ended December 31, 2020 and 2019, respectively.
The loan had a fair value of $20.0 million and $16.0 million as of December 31, 2020 and 2019, respectively, with attributable long-term interest receivable of $0.8 million and $nil, respectively, and short-term interest receivable of $0.5 million and $nil, respectively. As of the year ended December 31, 2020, of the $16.9 million maximum loan commitment, $17.1 million was drawn on these loans as the Company allowed the borrower to exceed the maximum loan commitment. The loan arrangements will be effectively settled and included as a part of purchase consideration upon the Company’s acquisition of Verdant Creations, LLC. Refer to Note 25 for additional information regarding the acquisition of Verdant Creations, LLC.

(ii)	Other Loans
In connection with the acquisition of Origin House, the Company assumed a loan receivable with a fair value of $0.4 million and $0.3 million as of December 31, 2020 and the acquisition date, respectively.
An outstanding long-term loan receivable with Wellbeings of $0.5 million was effectively settled as a preexisting relationship between the acquirer and acquiree as part of the business combination, resulting in a reversal of the $0.3 million expected credit loss that was previously recorded against the loan balance.
Expected Credit Loss
The Company calculates ECLs for Loans receivable, long-term by considering cash shortfalls on a discounted basis it would incur in various default scenarios for prescribed future periods and multiplying the shortfalls by the probability of each scenario occurring, which is determined through the exercise of judgment. The Company recognized impairment losses of $0.2 million and $nil, net of reversals, during the year ended December 31, 2020 and 2019 on Loans receivable, long-term.

(c)	Derivative Liability
In conjunction with its acquisition of PDI, the Company recorded a derivative liability of $0.2 million at the acquisition date for an NCI put option, by which the remaining NCI holders could put their shares for a fixed amount of cash within one year of the acquisition legal close/funding date. The derivative was valued using a discount rate of 9.0%. In April 2020, these holders exercised their put option which resulted in the Company paying $0.2 million to purchase the unowned interest of PDI, the Company recorded a $25 thousand mark-to-market
loss to match the settlement value.

(d)	Share Purchase Warrants
At December 31, 2020, the Company had 6.2 million warrants outstanding classified as Derivative liabilities, long-term, from issuances to underwriters associated with September 2019 financing and sellers from the Valley Ag acquisition.
During the year ended December 31, 2020, 43 thousand Valley Ag warrants were exercised for $0.2 million, resulting in a realized loss of $47 thousand and an increase to share capital of $0.4 million. During the year ended December 31, 2020, 18 thousand Randsburg warrants were exercised for $0.1 million, resulting in an increase to share capital of $0.1 million. No additional Randsburg warrants remain outstanding as of December 31, 2020.
During the year ended December 31, 2020, the Company recorded a mark-to-market
loss of $13.3 million, due to changes in the Company’s share price and other market factors, and an unrealized foreign exchange loss of $1.8 million. For the year ended December 31, 2019, the Company recorded a mark-to-market
loss of $0.2 million due to changes in share price and an unrealized foreign exchange gain of $12 thousand.
All warrants classified as long-term derivative liabilities are measured at FVTPL.

As of December 31, 2020 and 2019, the fair value of liability-classified warrants was determined using the Black-Scholes option-pricing model utilizing the following assumptions:

	2020	2019
Risk-free annual interest rate	0.13%	1.58% - 1.61%
Expected annual dividend yield	0%	0%
Expected stock price volatility	83%	81%
Expected life of stock warrants	1.75 - 1.83 years	0.4 - 1.4 years
Forfeiture rate	0%	0%
Share price at period end	$9.86	$6.86
Volatility was estimated by using the average historical volatility of comparable companies from a representative peer group of publicly traded cannabis companies. An increase in volatility would result in an increase in fair value at grant date. The expected life in years represents the period of time before warrants expire. The risk-free rate is based on U.S. treasury bills with a remaining term equal to the expected life of the options. The Company does not expect grantees to forfeit warrants.
Financial Risk Management
The Company is exposed in varying degrees to a variety of financial instrument related risks. The Board and Company management mitigate these risks by assessing, monitoring and approving the Company’s risk management processes:

(a)	Credit and Banking Risk
Credit risk is the risk of a potential loss to the Company if a customer or a third party to a financial instrument fails to meet its contractual obligations. The maximum credit exposure at December 31, 2020 and 2019 is the carrying amount of cash, accounts receivable, and loans receivable. The Company does not have significant credit risk with respect to its customers or loan counterparties, based on cannabis industry growth in its key markets and the low interest rate environment. Although all deposited cash is placed with U.S. financial institutions in good standing with regulatory authorities, changes in U.S. federal banking laws related to the deposit and holding of funds derived from activities related to the cannabis industry have passed the House of Representatives but have not yet been voted on within the Senate. Given that current U.S. federal law provides that the production and possession of cannabis is illegal, there is a strong argument that banks cannot accept for deposit funds from businesses involved with the cannabis industry.
The novel coronavirus
(“COVID-19”)
was declared a pandemic by the World Health Organization on March 12, 2020. During the fourth quarter of 2020, the first vaccine utilized to prevent coronavirus infection was approved by the US Food and Drug Administration. There remains significant economic uncertainty and consequently it is difficult to reliably measure the potential impact of this uncertainty on the Company’s future financial results.
The Company’s aging of Accounts receivables as of December 31, 2020 and 2019 was approximately as follows:

($ in thousands)	2020	2019
0 to 60 days	$27,604	$10,276
61 to 120 days	1,134	5,551
120 days +	1,224	899

Total accounts receivable, gross	$29,962	$16,726

For the years ended December 31, 2020 and 2019, the Company recorded bad debt expense of $0.4 million and $0.3 million, respectively, to account for expected credit loss and recorded an additional $0.4 million and $0.2 million, respectively, in bad debt related to invoice write-offs.

(b)	Asset Forfeiture Risk
Because the cannabis industry remains illegal under U.S. federal law, any property owned by participants in the cannabis industry which are either used in the course of conducting such business, or are the proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture. Even if the owner of the property was never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture.

(c)	Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations associated with financial liabilities. The Company primarily manages liquidity risk through the management of its capital structure by ensuring that it will have sufficient liquidity to settle obligations and liabilities when due. As of December 31, 2020, the Company had working capital (defined as current assets less current liabilities) of $167.1 million, which reflects the amendment of the Term Loan as discussed in Note 14.
In December, 2020 the Company amended the existing term loan facility increasing the total principal outstanding to $200 million. In December 2019, the Company entered into the ATM Offering for subordinated voting shares in the Company to be issued at the discretion of management to raise up to C$55 million to fund corporate operations. See Note 11 for further information. Additionally, the Company expects to receive tenant improvement allowances of $47.7 million to fund further expansion. Information about tenant improvement allowances and the maturity analysis for lease obligations is located in Note 7. The Company will continue to raise capital as needed to fund operations and expansion.
In addition to the commitments outlined in Note 7, the Company has the following contractual obligations as of December 31, 2020:

($ in thousands)	< 1 Year	1 to 3 Years	3 to 5 Years	Total
Accounts payable & other accrued expenses	$86,326	$—	$—	$86,326
Deferred consideration, contingent consideration and other payables	19,115	—	—	19,115
Deferred consideration and contingent consideration	—	7,247	—	7,247
Long-term notes payable and loans payable and Short-term borrowings	15,046	169,475	—	184,521

Total obligations as of December 31, 2020	$120,487	$176,722	$—	$297,209

In addition to the commitments outlined in Note 7, the Company has the following contractual obligations as of December 31, 2019:

($ in thousands)	< 1 Year	1 to 3 Years	3 to 5 Years	Total
Accounts payable and other accrued expenses	$62,834	$—	$—	$62,834
Deferred consideration, contingent consideration and other payables	59,940	—	—	59,940
Deferred consideration and contingent consideration	—	21,901	—	21,901
Other long-term liabilities	—	550	—	550

Total obligations as of December 31, 2019	$122,774	$22,451	$—	$145,225

(d)	Market Risk

(i)	Currency Risk
The operating results and financial position of the Company are reported in U.S. dollars. As of December 31, 2020 and 2019, the Company’s financial assets and liabilities are denominated primarily in U.S. dollars. However, from time to time some of the Company’s financial transactions are denominated in currencies other than the U.S. dollar. The results of the Company’s operations are subject to currency transaction and translation risks. The Company recorded a $2.4 million foreign exchange loss and a $0.4 million foreign exchange gain during the years ended December 31, 2020 and 2019, respectively. See Note 17 for additional details.
As of December 31, 2020 and 2019, the Company had no hedging agreements in place with respect to foreign exchange rates. The Company has not entered into any agreements or purchased any instruments to hedge possible currency risks at this time.

(ii)	Interest Rate Risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. An increase or decrease in the Company’s incremental borrowing rate by 10% would result in an associated increase or decrease in Deferred consideration, contingent consideration and other payables and Interest expense, net of $0.2 million. The Company’s effective interest rates for its Term Loan range from 17.6% to 18.1% and the stated interest rate varies from 12.0% to 12.7% based on the term elected by the lender. See Note 14 for further information.

(iii)	Price Risk
Price risk is the risk of variability in fair value due to movements in equity or market prices. The Company is subject to price risk related to derivative liabilities and contingent consideration that are valued based on the Company’s own stock price. An increase or decrease in stock price by 10% would result in an associated increase or decrease of $6.7 million or $6.5 million, respectively, in both the fair value of derivative liabilities and contingent consideration and Other (expense) income, net.

(iv)	Tax Risk
Tax risk is the risk of changes in the tax environment that would have a material adverse effect on the Company’s business, results of operations, and financial condition. Currently, state licensed marijuana businesses are assessed a comparatively high effective federal tax rate due to section 280E, which bars businesses from deducting all expenses except their cost of sales when calculating federal tax liability. Any increase in tax levies resulting from additional tax measures may have a further adverse effect on the operations of the Company, while any decrease in such tax levies will be beneficial to future operations. See Note 24 for the Company’s disclosure of uncertain tax positions.

(v)	Regulatory Risk
Regulatory risk pertains to the risk that the Company’s business objectives are contingent, in part, upon the compliance of regulatory requirements. Due to the nature of the industry, the Company recognizes that regulatory requirements are more stringent and punitive in nature. Any delays in obtaining, or failure to obtain regulatory approvals can significantly delay operational and product development and can have a material adverse effect on the Company’s business, results of operation, and financial condition. The Company is cognizant of the advent of regulatory changes occurring in the cannabis industry on the city, state, and national levels. Although regulatory outlook on the cannabis industry has been moving in a positive trend, the Company is aware of the effect that unforeseen regulatory changes could have on the goals and operations of the business as a whole.